M&I Auto Loan Trust 2001-1                                                Page 1
Monthly Servicing Report

Distribution Date                 August 20, 2002                                                  Closing Date:     August 30, 2001
Collection Period Begin Date:        July 1, 2002                                    Previous Distribution Date:       July 22, 2002
Collection Period End Date:         July 31, 2002                           Previous Collection Period End Date:       June 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics      Cutoff Balance               Coupon               Accrual Calendar   Legal Final Maturity
------------------------------------------------------------------------------------------------------------------------------------
I.     Class A-1 Notes                         $ 82,000,000.00              3.510%        Actual/360                August 20, 2002
ii     Class A-2 Notes                         $ 90,000,000.00              3.890%          30/360                November 20, 2004
iii    Class A-3 Notes                         $112,000,000.00              4.490%          30/360                   April 20, 2006
iv     Class A-4 Notes                         $ 52,590,000.00              4.970%          30/360                   March 20, 2007
v      Class B Notes                           $ 10,410,000.00              5.880%          30/360                    June 20, 2008
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------
A. Initial Bond Characteristics           CUSIP
-------------------------------------------------------
I.     Class A-1 Notes                  55255PAA8
ii     Class A-2 Notes                  55255PAB6
iii    Class A-3 Notes                  55255PAC4
iv     Class A-4 Notes                  55255PAD2
v      Class B Notes                    55255PAEO
-------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                     Balance as of                                       % of Original Balance
                                       7/22/2002                8/20/2002                      7/22/2002                 8/20/2002
------------------------------------------------------------------------------------------------------------------------------------
I.     Class A-1 Notes                     $          0.00             $          0.00            0.00%                     0.00%
ii     Class A-2 Notes                     $ 39,697,856.60             $ 28,725,089.01           44.11%                    31.92%
iii    Class A-3 Notes                     $112,000,000.00             $112,000,000.00          100.00%                   100.00%
iv     Class A-4 Notes                     $ 52,590,000.00             $ 52,590,000.00          100.00%                   100.00%
v      Class B Notes                       $ 10,410,000.00             $ 10,410,000.00          100.00%                   100.00%
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
B. Bond Balances                      Unpaid Interest           Unpaid Interest
                                         7/22/2002                 8/20/2002
---------------------------------------------------------------------------------------
I.     Class A-1 Notes                                   -                         -
ii     Class A-2 Notes                                   -                         -
iii    Class A-3 Notes                                   -                         -
iv     Class A-4 Notes                                   -                         -
v      Class B Notes                                     -                         -
---------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 2
Monthly Servicing Report


Distribution Date                 August 20, 2002                                                   Closing Date: August 30, 2001
Collection Period Begin Date:        July 1, 2002                                     Previous Distribution Date:   July 22, 2002
Collection Period End Date:         July 31, 2002                            Previous Collection Period End Date:   June 30, 2002

---------------------------------------------------------------------------------------------------------------------------------
C. Reserve Account
---------------------------------------------------------------------------------------------------------------------------------
I.     Initial Reserve Deposit                                 $1,735,000.00
ii     Beginning of Period Reserve Balance                     $2,602,500.00
iii    Specified Reserve Account Percent                                1.00% of Current Pool Balance
iv     Specified Reserve Account Floor                         $2,602,500.00
v      Specified Reserve Account Balance                       $2,602,500.00
vi     Reserve Account Release                                          0.00
vii    Reserve Account Draws                                   $        0.00
viii   Reserve Account Deposits                                $        0.00
ix     End of Period Reserve Balance                           $2,602,500.00
x      Outstanding Simple Interest Advances                    $  493,946.71
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
D. Servicing
------------------------------------------------------------------------
I      Servicing Fee Percentage                                    0.50%
ii     Beginning of Period Servicing Shortfall                     0.00
iii    End of Period Servicing Shortfall                           0.00
------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 3
Monthly Servicing Report


Distribution Date             August 20, 2002                                                       Closing Date:   August 30, 2001
Collection Period Begin Date:    July 1, 2002                                         Previous Distribution Date:     July 22, 2002
Collection Period End Date:     July 31, 2002                                Previous Collection Period End Date:     June 30, 2002

-----------------------------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics             Initial Balance       Balance as of                       % of Original as of
                                            8/22/2001            6/30/2002         7/31/2002              6/30/2002      7/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
I      Principal Balance                  $347,000,000.07     $214,697,856.60    $203,725,089.01            61.87%         58.71%
ii     Number of Contracts                         25,198              18,960             18,382            75.24%         72.95%
iii    Weighted Average Coupon (WAC)                 9.01%               9.00%              9.00%
iv     Weighted Average Original Term               59.70               59.69              59.73
v      Weighted Average Remaining Term              51.23               42.05              41.16
vi     Weighted Average Seasoning                    8.47               17.64              18.57
-----------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 4
Monthly Servicing Report

Distribution Date                August 20, 2002                                                     Closing Date:   August 30, 2001
Collection Period Begin Date:       July 1, 2002                                       Previous Distribution Date:     July 22, 2002
Collection Period End Date:        July 31, 2002                              Previous Collection Period End Date:     June 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                 # of                     % of #                  Principal                  % of Principal
F.1 Portfolio Performance      Contracts                of Contracts               Balance                     Balance
                                 6/30/2002  7/31/2002    6/30/2002    7/31/2002   6/30/2002      7/31/2002    6/30/2002    7/31/2002
------------------------------------------------------------------------------------------------------------------------------------
I   30-59 Days Delinquent         61         62            0.32%        0.34%     774,357.83    769,079.27     0.36%         0.38%
ii  60-89 Days Delinquent         16         18            0.08%        0.10%     168,107.79    195,628.42     0.08%         0.10%
iii 90-119 Days Delinquent        14         12            0.07%        0.07%     155,294.81    128,654.10     0.07%         0.06%
iv  120+ Days Delinquent           3          6            0.02%        0.03%      22,570.55     45,700.00     0.01%         0.02%
v   Repo in Inventory
    (Charged-Off)                  8          9            0.04%        0.05%      88,957.47     65,381.06     0.04%         0.05%
vi  Repo in Inventory
    (Not Charged-Off)              6          8            0.03%        0.04%      64,202.02    105,417.53     0.03%         0.03%
vii Gross Charge-Offs in Period   13         18            0.07%        0.10%      81,945.99    115,385.49     0.04%         0.06%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
F.2 Ratios                         Ratio
                                 5/31/2002      6/30/2002        7/31/2002      3 Month Average
--------------------------------------------------------------------------------------------------
I      Net Loss Ratio             0.47%          0.34%            0.44%               0.42%
ii     Delinquency Ratio          0.17%          0.16%            0.18%               0.17%
--------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                     Dollar Amount                         % of Original Balance
                                               6/30/2002             7/31/2002           6/30/2002          7/31/2002
----------------------------------------------------------------------------------------------------------------------
I      Gross Charge-Offs in Period               $ 81,945.99         $115,385.49          0.024%             0.033%
ii     Cumulative Gross Charge-Offs              $834,640.35         $950,025.84          0.241%             0.274%
iii    Net Losses in Period                      $ 62,656.73         $ 77,297.14          0.018%             0.022%
iv     Cumulative Net Losses                     $647,430.19         $724,727.33          0.187%             0.209%
----------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                                                                   Page 5
Monthly Servicing Report

Distribution Date               August 20, 2002                                                  Closing Date: August 30, 2001
Collection Period Begin Date:      July 1, 2002                                    Previous Distribution Date:   July 22, 2002
Collection Period End Date:       July 31, 2002                           Previous Collection Period End Date:   June 30, 2002

------------------------------------------------------------------------------------------------------------------------------
H. Pool Collections
------------------------------------------------------------------------------------------------------------------------------
I.     Borrower Interest Collections                                                                             1,684,028.85
ii     Borrower Principal Collections                                                                           10,826,685.08
iii    Net Liquidation Proceeds                                                                                     30,697.02
iv     Recoveries                                                                                                   38,088.35
v.     Simple Interest Advance                                                                                     493,946.71
vi.    Repurchase Amounts (Interest)                                                                                        -
vii.   Repurchase Amounts (Principal)                                                                                       -
viii.  Total Interest Collections                                                                                2,177,975.56
ix.    Total Principal Collections                                                                            $ 10,895,470.45
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
I. Pool Balance Reconciliation
------------------------------------------------------------------------------------------------------------------------------
I.     Beginning Pool Balance                                                                                 $214,697,856.60
ii     Pool Balance Reductions from Principal Collections                                                     $ 10,857,382.10
iii    Gross Charge-Offs in Period                                                                            $    115,385.49
iv     Ending Pool Balance                                                                                    $203,725,089.01
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
J. Total Available
------------------------------------------------------------------------------------------------------------------------------
I.     Total Pool Collections                                                                                 $ 13,073,446.01
ii     Reinvestment Income from Reserve Account                                                               $          0.00
            Reserve Account Balance                                              $2,602,500.00
            Specified Reserve Account Amount                                     $2,602,500.00
                                                                                 -------------
iii    Reserve Account Release                                                                                              -
iv     Reserve Account Draw                                                                                              0.00
v      Collected Funds                                                                                        $ 13,073,446.01
------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 6
Monthly Servicing Report

Distribution Date              August 20, 2002                                                       Closing Date:   August 30, 2001
Collection Period Begin Date:     July 1, 2002                                         Previous Distribution Date:     July 22, 2002
Collection Period End Date:      July 31, 2002                                Previous Collection Period End Date:     June 30, 2002

------------------------------------------------------------------------------------------------------------------------------------

K. Waterfall                                             Calculation Steps       Amount Due       Amount Available    Amount Paid
                                                                                                   for Distribution
------------------------------------------------------------------------------------------------------------------------------------
I     Reimbursement of Outstanding Simple Interest
      Advances                                            $          0.00      $   553,754.29       13,073,446.01      553,754.29

           Servicing Fee                                        89,457.44
           Previous Servicing Fee Shortfall                          0.00
                                                          ===============
ii    Total Servicing Fee                                 $     89,457.44      $    89,457.44       12,519,691.72       89,457.44
iii   Class A Notes Interest Distribution                                          765,564.14       12,430,234.28      765,564.14

           Class A Notes Balance                          $204,287,856.60
           Pool Balance                                   $203,725,089.01
                                                          ===============
iv    Priority Principal Distribution                     $    562,767.59          562,767.59       11,664,670.14      562,767.59
v     Class B Notes Interest Distribution                 $          0.00           51,009.00       11,101,902.55       51,009.00
vi    Reserve Fund Deposit                                $          0.00      $         0.00       11,050,893.55               -
            a) Previous Class A-1 Notes                   $          0.00      $         0.00                   -               -
            b) Previous Note Balance - Pool Balance       $ 10,972,767.59      $         0.00                   -               -
      X.)  MAX of a) and b)                               $ 10,972,767.59      $         0.00                   -               -
      Y.)  Priority Principal Distribution Amount         $    562,767.59      $         0.00                   -               -
                                                          ===============
vii   Regular Principal Distribution                      $ 10,410,000.00       10,410,000.00       11,050,893.55   10,410,000.00
viii  Release to Seller                                                            640,893.55          640,893.55      640,893.55
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 7
Monthly Servicing Report


Distribution Date               August 20, 2002                                            Closing Date: August 30, 2001
Collection Period Begin Date:      July 1, 2002                              Previous Distribution Date:   July 22, 2002
Collection Period End Date:       July 31, 2002                     Previous Collection Period End Date:   June 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
L.  Bond Interest            Number of Days  Current    Previous Interest  Accrued Interest      Bond        Total Bond    Interest
    Distributions    Coupon  in Pay Period   Interest       Shortfall      on Interest Total  Interest Due  Interest Paid  Shortfall
------------------------------------------------------------------------------------------------------------------------------------
    Total Class
     A Notes                                $765,564.14        0.00               0.00        765,564.14      765,564.14     0.00
    Class A-1 Notes  3.510%        29       $      0.00        0.00               0.00              0.00               -     0.00
    Class A-2 Notes  3.890%        30       $128,687.22        0.00               0.00        128,687.22      128,687.22     0.00
    Class A-3 Notes  4.490%        30       $419,066.67        0.00               0.00        419,066.67      419,066.67     0.00
    Class A-4 Notes  4.970%        30       $217,810.25        0.00               0.00        217,810.25      217,810.25     0.00
    Class B Notes    5.880%        30       $ 51,009.00        0.00               0.00         51,009.00       51,009.00     0.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
M. Bond Principal Distributions
--------------------------------------------------------------------------------------
       Priority Principal Distribution                                      562,767.59
       Regular Principal Distribution                                    10,410,000.00
                                                                      ================
       Total Principal Distribution                                      10,972,767.59
                                                                                     0
       Class A-1 Notes Principal Distribution                                     0.00
       Class A-2 Notes Principal Distribution                            10,972,767.59
       Class A-3 Notes Principal Distribution                                     0.00
       Class A-4 Notes Principal Distribution                                     0.00
       Class B Notes Principal Distribution                                      65.00
--------------------------------------------------------------------------------------

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:  August 20, 2002
MONTHLY PERIOD:     July, 2002

Under the Sales and Servicing Agreement dated as of August 30, 2001 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2001-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Current Monthly Distribution

1. Notes

          (A) The aggregate amount of the distribution with respect to:

                                   Class A-1 Notes                           -
                                   Class A-2 Notes               11,101,454.81
                                   Class A-3 Notes                  419,066.67
                                   Class A-4 Notes                  217,810.25
                                   Class B Notes                     51,009.00

          (B) The amount of the distribution set forth in paragraph A.1 (A) above in respect of interest on:


                                   Class A-1 Notes                           -
                                   Class A-2 Notes                  128,687.22
                                   Class A-3 Notes                  419,066.67
                                   Class A-4 Notes                  217,810.25
                                   Class B Notes                     51,009.00

          (C) The amount of the distribution set forth in paragraph A.1 (A) above in respect of principal on:

                                   Class A-1 Notes                           -
                                   Class A-2 Notes               10,972,767.59
                                   Class A-3 Notes                           -
                                   Class A-4 Notes                           -
                                   Class B Notes                             -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE: August 20, 2002
MONTHLY PERIOD:    July, 2002

          (D) The amount of the distribution set forth in paragraph A.1 (A) above per $1,000 interest in:

                                            Class A-1 Notes                    -
                                            Class A-2 Notes         123.34949789
                                            Class A-3 Notes           3.74166670
                                            Class A-4 Notes           4.14166667
                                              Class B Notes           4.90000000


          (E) The amount of the distribution set forth in paragraph A.1 (B) above per $1,000 interest in:

                                            Class A-1 Notes                    -
                                            Class A-2 Notes           1.42985800
                                            Class A-3 Notes           3.74166670
                                            Class A-4 Notes           4.14166667
                                              Class B Notes           4.90000000


          (F) The amount of the distribution set forth in in paragraph A.1 (C) above per $1,000 interest in:

                                            Class A-1 Notes                    -
                                            Class A-2 Notes         121.91963989
                                            Class A-3 Notes                    -
                                            Class A-4 Notes                    -
                                              Class B Notes                    -


B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1. Pool Balance and Note Principal Balance

          (A)      The Pool Balance at the close of business
                   on the last day of the Monthly Period:
                                                                  203,725,089.01

                         MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE: August 20, 2002
MONTHLY PERIOD:    July, 2002

          (B)      The aggregate outstanding principal
                   amount of each Class of Notes after giving effect to payments allocated to principal as set forth in paragraph A.1 (C) above with respect to:

                                              Class A-1 Notes                  -
                                              Class A-2 Notes      28,725,089.01
                                              Class A-3 Notes     112,000,000.00
                                              Class A-4 Notes      52,590,000.00
                                                Class B Notes      10,410,000.00


          (C)      The Note Pool Factor for each Class of
                   Notes after giving affect to the payments set forth in paragraph A.1 (C) above with respect to:

                                              Class A-1 Notes                  -
                                              Class A-2 Notes         0.31916766
                                              Class A-3 Notes         1.00000000
                                              Class A-4 Notes         1.00000000
                                                Class B Notes         1.00000000


          (D)      The amount of aggregate Realized Losses
                   for the preceding Monthly Period:                   77,297.14

          (E)      The aggregate Purchase Amount for all
                   Receivables that were repurchased in the
                   Monthly Period:                                             -

2. Servicing Fee

                   The aggregate amount of the Servicing Fee
                   paid to the Servicer with respect to the
                   preceding Monthly Period                            89,457.44

3. Payment Shortfalls

          (A)      The amount of the Noteholders' Interest
                   Carryover Shortfall after giving effect to the payments set forth in paragraph A.1 (B) above with respect to:

                                              Class A-1 Notes                  -
                                              Class A-2 Notes                  -
                                              Class A-3 Notes                  -
                                              Class A-4 Notes                  -
                                                Class B Notes                  -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                       Class A2 3.89% Asset Backed Notes
                       Class A3 4.49% Asset Backed Notes
                       Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE: August 20, 2002
MONTHLY PERIOD:    July, 2002

           (B)     The amount of the Noteholders' Interest
                   Carryover Shortfall set forth in paragraph
                   3(A) above per $1,000 interest with
                   respect to:

                                             Class A-1 Notes                   -
                                             Class A-2 Notes                   -
                                             Class A-3 Notes                   -
                                             Class A-4 Notes                   -
                                               Class B Notes                   -

4

           (A) The aggregate amount of collections by the Servicer during the preceding Monthly
                   Period:

                                                                   13,073,446.01

           (B)     The aggregate amount which was received by
                   the Trust from the Servicer during the
                   Monthly Period:
                                                                   12,983,988.57

           (C)     The number of Receivables that are
                   delinquent for:

                                                   30-59 days                 62
                                                   60-89 days                 18
                                              90 or more days                 18
                               Repossessed Autos in Inventory                 17